T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Mid-Cap Growth Fund

Supplement to Prospectuses and Summary Prospectuses dated March 1, 2025

T. Rowe Price Mid-Cap Growth Portfolio

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective September 30, 2025, Ashley R. Woodruff will assume oversight and ultimate responsibility for the day-to-day management of the fund’s portfolio and will replace Brian W.H. Berghuis as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Berghuis will remain on the fund as a co-portfolio manager along with Donald J. Easley until Mr. Berghuis retires on December 31, 2025.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective September 30, 2025, Brian W.H. Berghuis will step down as the fund’s portfolio manager and Ashley R. Woodruff will assume oversight and ultimate responsibility for the day-to-day management of the fund’s portfolio and will replace Mr. Berghuis as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Berghuis will remain on the fund as a co-portfolio manager and Mr. Easley will remain on the fund as a co-portfolio manager and cochair of the Investment Advisory Committee. Effective December 31, 2025, Mr. Berghuis plans to retire from the Firm and will step down from his role on the fund, and Ms. Woodruff will continue as the fund’s portfolio manager and chair of the Investment Advisory Committee and Mr. Easley will continue as the fund’s co-portfolio manager and cochair of the Investment Advisory Committee.

The date of this supplement is March 11, 2025.

G63-041 3/11/25